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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 1, 1999

                               APPLIED POWER INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)

          Wisconsin                 1-11288                   39-0168610
          ---------                 -------                   ----------
   (State of Incorporation)   (Commission File No.)    (I.R.S. Employer Id. No.)

                         13000 West Silver Spring Drive
                            Butler, Wisconsin 53007
           Mailing address: P. O. Box 325, Milwaukee, Wisconsin 53201
           ----------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

                                 (414) 783-9279
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On April 1, 1999, the Company sold $200,000,000 aggregate principal amount of its 8.75% Senior Subordinated Notes due 2009 (the "Notes") in an underwritten public offering pursuant to Registration Statement No. 333-47493, as amended. The purpose of this report is to file certain exhibits in connection with the offering of the Notes.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits. The following exhibits are filed with this Report:

          1.1  Underwriting Agreement.

          4.1 Indenture for Debt Securities of Applied Power Inc. dated as of April 1, 1999.

          4.2 Securities Resolution No. 1 pursuant to the Indenture relating to the 8.75% Senior Subordinated Notes due 2009.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLIED POWER INC.
                                         ------------------
                                            (Registrant)

Date: April 13, 1999                     By:/s/Robert C. Arzbaecher
                                            -----------------------
                                         Robert C. Arzbaecher
                                         Senior Vice President and
                                         Chief Financial Officer
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                              APPLIED POWER INC.

                               INDEX TO EXHIBITS

                            FORM 8-K CURRENT REPORT

                        (Date of Report: April 1, 1999)

     The following exhibits are filed with this Report:

          1.1  Underwriting Agreement.

          4.1 Indenture for Debt Securities of Applied Power Inc. dated as of April 1, 1999.

          4.2 Securities Resolution No. 1 pursuant to the Indenture relating to the 8.75% Senior Subordinated Notes due 2009.